UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)

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Capital Group Emerging Markets Total Opportunities Fund
Capital Group Private Client Services Funds

Emerging Markets Growth Fund, Inc.

(Name of Registrant as Specified in Its Charter)

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Capital Group Private Client Services FundsSM

Capital Group Emerging Markets Total Opportunities FundSM

Emerging Markets Growth Fund, Inc. SM

333 South Hope Street, 55th Floor

Los Angeles, California 90071

Important Proxy Material

PLEASE CAST YOUR VOTE NOW

September 14, 2018

Dear Shareholder:

I am writing to let you know that special shareholder meetings for Capital Group Private Client Services Funds (“PCS”), Capital Group Emerging Markets Total Opportunities Fund (“ETOP”), and Emerging Markets Growth Fund, Inc. (“EMGF”) will be held on November 28, 2018 at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time. On the following page, you will find a listing of the series and the funds that will be holding meetings (each a “Fund” and, collectively, the “Funds”).

At the meetings, shareholders of PCS, ETOP and EMGF will be asked to vote to elect board members of their respective Funds and shareholders of certain PCS portfolio funds will be asked to approve an amendment to the Investment Advisory and Service Agreement between PCS and Capital Guardian Trust Company. Detailed information about the proposals (including a description of the proposed slate of board members for each Fund) is contained in the enclosed material and Joint Proxy Statement, which we invite you to review closely.

Importantly, the board members of each Fund, most of whom are not affiliated with Capital Group, have considered the proposals detailed in the Joint Proxy Statement and have determined that each is in the best interest of the applicable Funds and their respective shareholders, and unanimously recommend that you vote “FOR” each proposal applicable to you.

Whether or not you plan to attend the meetings in person, we need your vote regardless of how many shares you own. We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. By responding promptly, you will save your Fund(s) the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote your shares by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. If you have questions, please call us toll-free at (800) 421-4996 for PCS, (800) 421-4225 ext. 90 for ETOP or (800) 421-4989 for EMGF. We will be glad to help you cast your vote quickly. Thank you for participating in this important initiative.

Sincerely,

Paul F. Roye

Vice Chairman of the Boards

JOINT SPECIAL MEETINGS OF SHAREHOLDERS

The following series or funds (each a “Fund,” and, collectively, the “Funds”) will each hold special shareholder meetings on November 28, 2018, at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071 at 9:00 a.m. Pacific Time:

Capital Group Private Client Services FundsSM

Capital Group Emerging Markets Total Opportunities Fund

Emerging Markets Growth Fund, Inc.

Additionally, the following portfolio funds of Capital Group Private Client Services Funds will each hold special shareholder meetings on November 28, 2018 at the same time and place as the special meetings of shareholders of the Funds referenced above:

Capital Group Global Equity FundSM

Capital Group International Equity FundSM

IMPORTANT INFORMATION

TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the full text of the Joint Proxy Statement. Below is a brief overview of the proposals to be voted upon. Your vote is important.

Why am I being asked to vote?

You are, or were as of the record date (August 31, 2018), a shareholder of one or more of the Funds. The proposals with respect to each Fund require the approval of shareholders of such Fund. The Board of Directors or Trustees (the “Board”) of each Fund has approved the proposal to elect a board of directors or trustees for the Fund, as further described below, and recommends that you vote “FOR” each of the nominees. The Board of Capital Group Private Client Services Funds (“PCS”) has also approved a second proposal to amend the Fund’s Investment Advisory and Service Agreement. As this proposal would impact only Capital Group Global Equity Fund and Capital Group International Equity Fund, you are only being asked to vote on this proposal if you are, or were as of the record date (August 31, 2018), a shareholder of either of the impacted portfolio funds. The Board of PCS has approved and recommends that you vote “FOR” this proposal.

What am I being asked to vote on?

You are being asked to vote on proposals to:

1.	Elect Board members for the Fund(s) of which you are a shareholder.

Under the Investment Company Act of 1940 (the “1940 Act”), the Board is required to hold a shareholder meeting for the purpose of electing Board members if less than a majority of the Board’s members were elected by shareholders. Additionally, under the 1940 Act, the Board may fill vacancies by appointment only so long as, after the Board fills the vacancy, at least two-thirds of the Board members were elected by shareholders. In light of planned retirements and resignations, by year-end, less than a majority of the Boards of PCS and ETOP will have been elected by shareholders. Accordingly, PCS and ETOP are required to hold a shareholder meeting to elect trustees. By electing Board members now, the Funds’ Boards will fulfill applicable regulatory requirements and be able to add new members for a longer period without the expense of conducting additional shareholder meetings. The Joint Proxy Statement contains information relevant to the consideration of nominees for the Boards. Shareholders of each of PCS, Capital Group Emerging Markets Total Opportunities Fund (“ETOP”) and Emerging Markets Growth Fund, Inc. (“EMGF”) will vote as separate classes to elect members of the Board of their respective Funds.

2.	Approve an amendment to the Investment Advisory and Service Agreement between Capital Group Private Client Services Funds and Capital Guardian Trust Company.

Under PCS’s current Investment Advisory and Service Agreement (“IASA”), two PCS portfolio funds — Capital Group Global Equity Fund and Capital Group

International Equity Fund, have been subject to a single, all-inclusive or “unified” management fee, which covers, with some exceptions, all services necessary for the management and operation of the funds. We propose to amend the IASA to modify the fee structure for Capital Group Global Equity Fund and Capital Group International Equity Fund, resulting in a fee structure that is consistent with that of other funds managed by Capital Guardian Trust Company (“CGTC”) or its affiliates. Under the new structure, management fees and other fund expenses will be charged separately. This in turn would position Capital Group Global Equity Fund and Capital Group International Equity Fund for possible expanded distribution and growth of fund assets. Modifying the fee structure would allow each portfolio fund to offer additional share classes that provide different levels of compensation for distribution and or shareholder services which are required by certain intermediaries. The current fee structure would not support these payments. While there is no assurance that the funds would grow, if this proposal is approved, it is our expectation that they will do so, allowing investors to benefit from management fee breakpoints and a lower total expense ratio. CGTC will cap expenses of the funds at the level of the current unified management fees for a five year period, except for extraordinary expenses such as litigation costs (although the adviser will consider whether to maintain the expense cap in such instances). Accordingly, investors will be subject to a fee no higher than the unified fee for this period. If growth is not sufficient to lower the fee after the five year period, the adviser will consider whether to keep the expense cap in place. Only shareholders of Capital Group Global Equity Fund and Capital Group International Equity Fund will vote on this proposal and they will vote separately on the proposal with respect to their funds.

In connection with this proposal, the PCS Board has approved a new administrative services agreement by and between PCS and CGTC with respect to administrative services provided to Capital Group Global Equity Fund and Capital Group International Equity Fund. Under this agreement, administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to shareholders of Capital Group Global Equity Fund and Capital Group International Equity Fund. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to shareholders of Capital Group Global Equity Fund and Capital Group International Equity Fund. These services are currently provided by the investment adviser and paid through the unified management fee. The administrative services agreement paid by each of Capital Group Global Equity Fund and Capital Group International Equity Fund will provide for an administrative services fee of 0.05% of the average daily net assets of Capital Group Global Equity Fund and Capital Group International Equity Fund. As noted above, the total expenses paid by each of Capital Group Global Equity Fund and Capital Group International Equity Fund will not exceed the current unified management fee for a five year period and will have the potential to decline as fund assets grow.

The PCS Board has also approved amendments to the transfer agency agreement with American Funds Service Company for Capital Group Global Equity Fund and Capital Group International Equity Fund. Under this agreement, American Funds Service Company, an affiliate of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. Under the amended agreement, transfer agency fees and other related expenses will be charged directly to the applicable portfolio fund. These services are currently provided by the investment adviser and paid through the unified management fee. As noted above, a fund’s total expenses will not exceed the current unified management fee for a five year period and will have the potential to decline as fund assets grow.

We anticipate the changes to the advisory fees described in this proposal will become effective on January 1, 2019. However, the investment adviser reserves the right to delay implementation until it is operationally ready to implement the changes. The adoption of the administrative services agreement and changes to the transfer agency agreement are contingent on shareholder approval of amendments to the IASA.

The PCS and ETOP Boards have also approved changing the investment adviser of PCS and ETOP, respectively. Accordingly, we anticipate that CGTC’s responsibilities as investment adviser will transition to Capital Research and Management Company (“CRMC”), effective in the second or third quarter of 2019. CRMC is an affiliate of CGTC and, when effected, the change will not result in an actual change in control or a change in the management of the Funds. Importantly, when the change in adviser is effected, there will be no changes to the management teams or the investment objectives or strategies of the Funds. This change is designed to position the Funds for expanded distribution in the future. While we anticipate the change will take place in the second or third quarter of 2019, the investment adviser reserves the right to delay implementation until operationally ready.

Have the Funds’ Boards approved the proposals?

The Board of each Fund has approved the proposal to elect Board members for such Fund and recommends that you vote “FOR” each of the nominees. The Board of PCS has also approved the proposal to amend the Fund’s IASA and recommends that shareholders of Capital Group Global Equity Fund and Capital Group International Equity Fund vote “FOR” the proposal.

What are the reasons for and advantages of the proposals?

The proposal to elect Board members for the Funds is intended to give the Funds flexibility to add Board members and to efficiently manage costs for the Funds over the long term.

The proposal to amend the IASA between PCS and CGTC is intended to position Capital Group Global Equity Fund and Capital Group International Equity Fund for

v

possible expanded distribution. If the funds grow, investors will benefit from management fee breakpoints and lower total expense ratios.

What if a proposal is not approved?

If there are not enough votes by shareholders of a Fund (or, if applicable, of a portfolio fund) to approve a proposal by the time of its Shareholder Meeting, that Fund’s (or portfolio fund’s) meeting may be adjourned to permit further solicitation of proxy votes. If a Fund’s (or, if applicable, a portfolio fund’s) shareholders do not ultimately approve a proposal, the applicable Board and investment adviser will continue to operate the Fund (or portfolio fund) as they currently do.

Note, though, that approval of Proposal 1 for PCS and ETOP requires the affirmative vote of a plurality of votes cast at the applicable Shareholder Meeting. Given the plurality voting standard and because each nominee is running unopposed, so long as a quorum is present at a Fund’s Shareholder Meeting, it is likely that each nominee will be elected. See the section of this Joint Proxy Statement captioned “METHOD OF TABULATION” for more information regarding the plurality voting standard.

Passage of either proposal is not contingent on shareholder approval of the other proposal. The successful passage of the proposal to amend the PCS IASA as to Capital Group Global Equity Fund is not conditioned on the approval of the proposal by the shareholders of Capital Group International Equity Fund and vice versa.

Who will pay the costs associated with obtaining shareholder approval of the proposals?

The Board of each Fund has determined that the expenses associated with obtaining shareholder approval of the proposals, including printing and mailing of this Joint Proxy Statement and solicitation of proxies, are appropriate expenses for the Fund to incur. Accordingly, the Funds will bear these costs. We estimate that these costs will total, across all Funds, less than $30,000.

How many votes am I entitled to cast?

As a shareholder of a Fund, you are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of the Fund on the record date (August 31, 2018) with respect to that Fund’s shareholder meeting.

How do I vote my shares?

You may vote your shares via the Internet or by telephone, by mail or by attending a shareholder meeting in person. To vote via the Internet (24 hours a day) or by telephone (24 hours a day), please visit the website or call the number on your proxy card(s) and follow the instructions. When voting via the Internet or by telephone you will be required to enter the identifying numbers that appear on your proxy card(s).

You can vote by mail by completing, signing and dating the enclosed proxy card (or cards) and mailing it (or them) in the enclosed postage-paid envelope. Proxy cards that are signed and dated but not completed will be voted “FOR” the proposals (including “FOR” each of the nominees for the Fund Boards).

If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call us at (800) 421-4996 for PCS, (800) 421-4225 ext. 90 for ETOP or (800) 421-4989 for EMGF.

You can help reduce shareholder costs by voting promptly. Your vote is important, regardless of the number of shares you own. Please read the enclosed material and vote your shares.

How do I sign the proxy card?

When voting via the Internet or by telephone you will be required to enter the identifying numbers that appear on your proxy card(s). If voting by mail, please complete, sign and date the proxy card(s). When signing the proxy card(s):

Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign “Mary Smith, Trustee.”

Who is Computershare Fund Services?

Computershare Fund Services (“Computershare”) is not affiliated with the Funds or CGTC, and is a company that specializes in assisting financial firms with shareholder meetings. The Funds have hired Computershare to contact shareholders and record proxy votes. As the shareholder meetings approach, shareholders who have not yet voted their shares may receive a phone call from Computershare asking for shareholders’ votes so that the meetings will not need to be adjourned or postponed.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

September 14, 2018

To shareholders:

Notice is hereby given that a special meeting of shareholders of Capital Group Private Client Services Funds, Capital Group Emerging Markets Total Opportunities Fund and Emerging Markets Growth Fund, Inc. (each a “Fund,” and collectively, the “Funds”) will be held on Wednesday, November 28, 2018, at the office of Capital Group, 333 South Hope Street, Los Angeles, California 90071, at 9:00 a.m. Pacific Time (each meeting of shareholders is referred to as a “Shareholder Meeting,” and, collectively, they are referred to as the “Shareholder Meetings”), and at any adjournment or adjournments thereof, for the following purposes (each a “Proposal,” and collectively, the “Proposals”):

1.	To elect board members of the Fund.

2.	Solely with respect to Capital Group Global Equity Fund and Capital Group International Equity Fund, each a portfolio fund of Capital Group Private Client Services Funds, to amend the Investment Advisory and Service Agreement (“IASA”) between Capital Group Private Client Services Funds and Capital Guardian Trust Company as relates to each of Capital Group Global Equity Fund and Capital Group International Equity Fund.

3.	To consider and act upon any other business as may properly come before the Fund’s Shareholder Meeting or any adjournment or adjournments thereof.

Shareholders of record of each Fund at the close of business on August 31, 2018, are entitled to notice of and to vote at the meeting or any adjournment thereof.

The Board of Directors or Trustees (the “Board”) of each Fund recommends that you vote “FOR” each of the nominees in connection with Proposal 1. The Board of Capital Group Private Client Services Funds recommends that shareholders of each of Capital Group Global Equity Fund and Capital Group International Equity Fund vote “FOR” Proposal 2.

The proposed business cannot be conducted for a Fund (or, in the case of Proposal 2, for Capital Group Global Equity Fund and for Capital Group International Equity Fund) at its Shareholder Meeting unless the required quorum of shares of the Fund (or, in the case of Proposal 2, of the applicable portfolio fund) outstanding on August 31, 2018 (the “Record Date”) are present in person or by proxy. Therefore, please cast your vote by telephone or via the Internet or mark, sign, date and return the enclosed proxy card(s) as soon as possible. You may revoke your proxy at any time before its use. Only shareholders of record of a Fund at the close of business on the Record Date are entitled to notice of and to vote at the Fund’s Shareholder Meeting and any adjournment or adjournments thereof.

This notice and the accompanying proxy material are first being sent to shareholders on or about September 14, 2018.

By order of the Boards of the Funds,

Courtney R. Taylor

Secretary

You are invited to attend the Shareholder Meetings in person. However, you may vote prior to the Shareholder Meetings by telephone, via the Internet or by returning your completed proxy card(s). Your vote is important no matter how many shares you owned on the Record Date.

Important

You can help your Fund(s) avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by accessing the Internet website as described in the enclosed proxy card(s); (b) by calling the toll-free number as described in the enclosed proxy card(s); or (c) by signing, dating and returning the enclosed proxy card(s) in the enclosed postage-paid envelope.

JOINT PROXY STATEMENT

TABLE OF CONTENTS

Page
Part I – The Proposals

To Elect Board Members	3

To Amend the Investment Advisory and Service Agreement between Capital Group Private Client Services Funds and Capital Guardian Trust Company for Capital Group Global Equity Fund and Capital Group International Equity Fund	14

Part II

Additional Information about the Funds	24

Audit Committee	25

Further Information About Voting and the Shareholder Meetings	27

EXHIBIT

Exhibit A – Nominating Committee Charter

APPENDICES

Appendix 1 –	Form of Capital Group Private Client Services Funds Amended and Restated Investment Advisory and Service Agreement
Appendix 2 –	Total Shares Outstanding
Appendix 3 –	Principal Beneficial Holders
Appendix 4 –	Independent Auditors and Related Fees

Throughout this Joint Proxy Statement, except where the context indicates otherwise, all references to the “Fund” shall apply to each of Capital Group Private Client Services Funds, Capital Group Emerging Markets Total Opportunities Fund, and Emerging Markets Growth Fund, Inc. A list of the Funds, abbreviations used for each Fund in this Joint Proxy Statement and a summary of the proposals applicable to each Fund (or portfolio fund thereof) is set forth on the next page.

Fund Abbreviations

Applicable Proposals
Name of Fund (or Portfolio Fund)	Abbreviation	Investment Adviser	State and Form of Organization	1	2
Capital Group Private Client Services Funds	PCS	CGTC	Delaware statutory trust	✓
Capital Group Core Municipal Fund
Capital Group Short-Term Municipal Fund
Capital Group California Core Municipal Fund
Capital Group California Short-Term Municipal Fund
Capital Group Core Bond Fund
Capital Group Global Equity Fund					✓
Capital Group International Equity Fund					✓
Capital Group U.S. Equity Fund
Capital Group Emerging Markets Total Opportunities Fund	ETOP	CGTC	Delaware statutory trust	✓
Emerging Markets Growth Fund, Inc.	EMGF	CIInc	Maryland corporation	✓

PART I — THE PROPOSALS

Shareholders of each Fund will vote separately on Proposal 1. The successful passage of Proposal 1 as to any Fund is not conditioned on the approval of the proposal by the shareholders of any other Fund.

Shareholders of each of Capital Group Global Equity Fund and Capital Group International Equity Fund will vote separately on Proposal 2. The successful passage of Proposal 2 as to Capital Group Global Equity Fund is not conditioned on the approval of the proposal by the shareholders of Capital Group International Equity Fund and vice versa.

PROPOSAL 1: TO ELECT BOARD MEMBERS

The purpose of Proposal 1 is to elect members of the board of directors/trustees (the “Board”) for each of the Funds. You are being asked to vote for the election of directors or trustees for your Fund(s).

It is intended that the enclosed proxy card(s) will be voted for all nominees (the “nominees”) listed below for the applicable Board unless a proxy contains specific instructions to the contrary. If elected by shareholders, each nominee’s term in office will commence on January 1, 2019, and will continue until his or her resignation, death or disability, or until his or her successor is elected and qualified.

Each nominee has consented to serve on the applicable Board if elected by shareholders. If, however, before the election, any nominee refuses or is unable to serve, proxies may be voted for a replacement nominee, if any, designated by the applicable Board.

Pertinent information about each of the nominees, including information relating to the experience, attributes and skills relevant to the nominee’s qualifications to serve on the Board, is set forth below.

Richard G. Capen, Jr., H. Frederick Christie and Richard G. Newman plan to retire from the Boards of the Funds at the end of 2018. They will remain on the Boards until their retirement (or, if later, until their respective successors are elected and qualified) but will not stand for election at the Shareholder Meetings. Pertinent information about each of these Board members is also included in the table below.

Director/Trustee and Nominee Information

Each Fund’s nominating committee and Board select nominees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Fund’s service providers, decide upon matters of general policy and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a Board that is diverse in viewpoint, experience, background, education and skills. Certain of the nominees currently serve on the Board of each Fund, and the Boards benefits from their experience and familiarity with the respective Funds.

Each Fund seeks nominees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively on the Fund’s board and committees and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each nominee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Funds’ independent trustees draw in connection with their service, the following table summarizes key experience for each nominee. These references to the qualifications, attributes and skills of the nominees are pursuant to federal proxy disclosure requirements, and shall not be deemed to impose any greater responsibility or liability on any nominee, director/trustee or the Board as a whole. Notwithstanding the accomplishments listed below, none of the nominees is considered an “expert” within the meaning of the federal securities laws with respect to information in this Joint Proxy Statement.

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen3	Other directorships4 held during past five years
Independent Director/ Trustee1
Joseph C. Berenato 1946	Trustee: PCS, ETOP (2015) Director: EMGF (2016)	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	Former director of Ducommun Incorporated (until 2017)
Richard G. Capen, Jr.5 1934	Trustee: PCS (2009), ETOP (2011) Director: EMGF (2016)	Corporate director and author	None	None
Vanessa C. L. Chang 1952	Trustee: PCS, ETOP (2015) Director: EMGF (2016)	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
H. Frederick Christie5 1933	Trustee: PCS (2009), ETOP (2011) Director: EMGF (2016)	Private investor	None	None
James G. Ellis 1947	Nominee: PCS, ETOP, EMGF	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation; Former director of Quiksilver, Inc. (until 2014)
Jennifer Feikin 1968	Nominee: PCS, ETOP, EMGF	Business Advisor; previously worked at Google, AOL, 20th Century Fox and Fox Searchlight Pictures; Director, First Descents; Trustee, Member of the Leadership Board, The Nature Conservancy	10	Former trustee of Crohn’s & Colitis Foundation of America (until 2016)
Pablo R. González Guajardo 1967	Nominee: PCS, ETOP, EMGF	CEO, Kimberly-Clark de México, S.A.B. de C.V.	17	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.
Leslie Stone Heisz 1961	Nominee: PCS, ETOP, EMGF	Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); Lecturer, UCLA Anderson School of Management	10	Former director, Ingram Micro (technology distributor); Former director, Towers Watson (actuary/benefits consultancy); Former director HCC Insurance (P&C insurer)
William D. Jones 1955	Nominee: PCS, ETOP, EMGF	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	18	Sempra Energy
Richard G. Newman5 1934	Trustee: PCS (2009), ETOP (2011) Director: EMGF (2016)	Founder and Chairman Emeritus, AECOM Technology Corporation (global engineering, consulting and professional technical services)	None	None

Nominee name and year of birth	Position with the Fund (year first elected2)	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen3	Other directorships4 held by nominee during past five years
Interested Director/ Trustee6
John S. Armour 1957	Nominee and President: PCS, ETOP (2013) Nominee: EMGF	President – Private Client Services Division, Capital Bank and Trust Company7	10	None
Paul F. Roye8 1953	Trustee: PCS, ETOP (2011) Director: EMGF (2016)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company7	None	None

1	The term independent director/trustee refers to a director/trustee who is not an “interested person” of the Fund within the meaning of the 1940 Act.
2	Directors/Trustees and officers of the Fund serve until their resignation, removal or retirement.
3	Funds managed by CGTC or an affiliate. The number of portfolios within the fund complex overseen by a director/trustee includes portfolios that a nominee would oversee if elected.
4	This includes all directorships/trusteeships (other than those in funds managed by CGTC or an affiliate) that are held by each director/trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
5	Messrs. Capen, Christie and Newman plan to retire from the Boards of the Funds at the end of 2018. They will remain on the Boards until their retirement (or, if later, until their respective successors are elected and qualified) but will not stand for election at the Shareholder Meetings.
6	The term interested director/trustee refers to a director/trustee who is an “interested person” of the Fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the Fund’s investment adviser or an affiliate.
7	Company affiliated CGTC.
8	Mr. Roye plans to resign from the Boards of the Funds at the end of 2018 and, accordingly, will not stand for election at the Shareholder Meetings.

The address for all Board members and officers of the Funds is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

THE BOARD OF EACH OF THE RESPECTIVE FUNDS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR YOUR FUND(S).

PROXIES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES, UNLESS OTHERWISE SPECIFIED.

Board leadership structure

The chair of each Board is currently an independent director/trustee who is not an “interested person” of his or her applicable Fund within the meaning of the 1940 Act (an “Independent Director”). The Boards have determined that an independent chair facilitates oversight and enhances the effectiveness of the Boards. Each independent chair’s duties include, without limitation, generally presiding at meetings of the respective Board, approving Board meeting schedules and agendas, leading meetings of the Independent Directors in executive session, facilitating communication with committee chairs and serving as the principal Independent Director contact for Fund management and counsel to the Independent Directors and the Fund.

Board role in risk oversight

The operations of each Fund are supervised by its Board, which meets periodically and performs duties required by applicable state and federal laws. Day-to-day management of each Fund, including risk management, is the responsibility of the Fund’s contractual service providers, including the Fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Fund’s operations, including the processes and associated risks relating to the Fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The Boards oversee the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the Boards receive reports regarding the operations of a Fund’s service providers, including risks. For example, the Boards receive reports from investment professionals regarding risks related to a Fund’s investments and trading. The Boards also receive compliance reports from the chief compliance officers of the Funds and their respective investment advisers addressing certain areas of risk.

As described in greater detail below, each Board has organized three standing committees, each of which is comprised of Independent Directors: an audit committee, a contracts committee and a nominating committee. Those committees, as well as joint committees of Independent Directors of the Funds, also explore risk management procedures in particular areas and report back to the full Board.

Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s objectives. As a result of the foregoing and other factors, the ability of the Funds’ service providers to eliminate or mitigate risks is subject to limitations.

Board committees and membership

During the fiscal years ended October 31, 2017 for PCS and ETOP and June 30, 2018 for EMGF (“fiscal 2017”), the Funds held four Board meetings. As noted above and described in further detail below, each Board has also organized standing committees, each of which holds separate meetings. During fiscal 2017, each incumbent director/trustee attended 75% or more of the meetings of the Boards and committees on which he or she served.

Each Fund has an audit committee composed of all of the Board’s Independent Directors. The audit committee provides oversight regarding the Fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the Fund’s principal service providers. The audit committee acts as a liaison between the Fund’s independent registered public accounting firm and its full Board. The audit committee of each Fund held five meetings during fiscal 2017.

Each Fund has a contracts committee composed of all of the Board’s Independent Directors. The contracts committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement and Administrative Services Agreement, that the Fund may enter into, renew or continue, and to make recommendations to the Fund’s full Board on these matters. The contracts committee of each Fund held one meeting during fiscal 2017.

Each Fund has a nominating committee composed of all of the Board’s Independent Directors. The nominating committee of each Fund operates under a written charter, a copy of which is set forth in Exhibit A to this Joint Proxy Statement. The nominating committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board. The nominating committee also coordinates annual self-assessments of each Fund’s Board and evaluates, selects and nominates Independent Directors to the full Board. While the nominating committee of each Fund normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be made in writing to the nominating committee of the Fund, addressed to the Fund’s secretary, and accompanied by complete biographical and occupational data of the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee (see also the section of this Joint Proxy Statement titled “Shareholder Proposals”). The PCS and ETOP nominating committees held two meetings and the EMGF nominating committee held three meetings during fiscal 2017.

Board member compensation and Fund ownership

Compensation paid to each Independent Director for the Fund(s) he or she oversees as a Board member, during the most recent fiscal year for each Fund, is set forth in the table on the following page. The value of Fund shares owned by each Board member or nominee in the Fund(s) he or she oversees, or would oversee, as a Board member as of June 30, 2018, is also set forth in the table on the following page. No compensation is paid by the Funds to any Board members who are affiliated with the Funds’ respective investment advisers. No pension or retirement benefits are accrued to any nominee as part of Fund expenses.

Board correspondence

The Funds do not hold annual meetings of shareholders and, therefore, do not have a policy with regard to Board member attendance at such meetings. If a shareholder wishes to send a communication to any of the Boards, or to a specified Board member, the communication should be submitted in writing to the Secretary of the applicable Fund(s) at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, who will forward such communication to the applicable Board member(s).

Board Member Compensation and Fund Ownership

The following table sets forth for each nominee or continuing director/trustee the total compensation paid to him or her by the Fund and by all funds managed by the investment adviser or its affiliates that he or she oversaw as a director or trustee during fiscal 2017, as well as the value of his or her holdings in each Fund and in all of the American Funds he or she oversees (or would oversee, if elected) as a director/trustee as of June 30, 2018. As of June 30, 2018, the nominees, continuing directors/trustees and officers of each Fund owned, in aggregate, less than 1% of each Fund’s outstanding shares.

Name	Aggregate compensation from Fund (incl. voluntarily deferred compensation2)	Total compensation from all Funds (incl. voluntarily deferred compensation2)	Dollar range3 of Fund shares owned	Aggregate dollar range3 of shares owned in all overseen Funds	Dollar range3 of deferred compensation2 allocated to Fund	Aggregate dollar range3 of deferred compensation2 allocated to all overseen Funds
PCS
Independent Trustees1
Joseph C. Berenato	$38,546	$369,525	Over $100,000	Over $100,000	N/A	N/A
Richard G. Capen, Jr.4	46,295	73,338	Over $100,000	Over $100,000	N/A	N/A
Vanessa C. L. Chang	38,546	360,900	$10,001-$50,0009	Over $100,000	N/A	N/A
H. Frederick Christie4	44,907	71,213	Over $100,000	Over $100,000	N/A	N/A
James G. Ellis5	N/A	393,969	None	Over $100,000	N/A	N/A
Jennifer Feikin5	N/A	N/A	None	None	N/A	N/A
Pablo R. González Guajardo5	N/A	283,312	None	Over $100,000	N/A	Over $100,000

Name	Aggregate compensation from Fund (incl. voluntarily deferred compensation2)	Total compensation from all Funds (incl. voluntarily deferred compensation2)	Dollar range3 of Fund shares owned	Aggregate dollar range3 of shares owned in all overseen Funds	Dollar range3 of deferred compensation2 allocated to Fund	Aggregate dollar range3 of deferred compensation2 allocated to all overseen Funds
Leslie Stone Heisz5	N/A	N/A	None	None	N/A	N/A
William D. Jones5	N/A	343,438	None	Over $100,000	N/A	Over $100,000
Richard G. Newman4	47,891	75,838	Over $100,000	Over $100,000	N/A	N/A
Interested Trustees6
John S. Armour7	None10	None10	None	None	None10	None10
Paul F. Roye8	None10	None10	Over $100,000	Over $100,000	None10	None10
ETOP
Independent Trustees1
Joseph C. Berenato	$2,880	$369,525	$10,001-$50,000	Over $100,000	N/A	N/A
Richard G. Capen, Jr.4	3,585	73,338	None	Over $100,000	N/A	N/A
Vanessa C. L. Chang	2,880	360,900	$10,001-$50,000	Over $100,000	N/A	N/A
H. Frederick Christie4	3,469	71,213	None	Over $100,000	N/A	N/A
James G. Ellis5	N/A	393,969	None	Over $100,000	N/A	N/A
Jennifer Feikin5	N/A	N/A	None	None	N/A	N/A
Pablo R. González Guajardo5	N/A	283,312	None	Over $100,000	N/A	Over $100,000
Leslie Stone Heisz5	N/A	N/A	None	None	N/A	N/A
William D. Jones5	N/A	343,438	None	Over $100,000	N/A	Over $100,000
Richard G. Newman4	3,712	75,838	Over $100,000	Over $100,000	N/A	N/A
Interested Trustees6
John S. Armour7	None10	None10	None	None	None10	None10
Paul F. Roye8	None10	None10	$50,001-$100,000	Over $100,000	None10	None10
EMGF
Independent Directors1
Joseph C. Berenato	$29,085	$375,300	$10,001-$50,000	Over $100,000	N/A	N/A
Richard G. Capen. Jr.4	32,022	79,300	None	Over $100,000	N/A	N/A
Vanessa C. L. Chang	27,737	375,300	None	Over $100,000	N/A	N/A
H. Frederick Christie4	31,366	77,300	None	Over $100,000	N/A	N/A

Name	Aggregate compensation from Fund (incl. voluntarily deferred compensation2)	Total compensation from all Funds (incl. voluntarily deferred compensation2)	Dollar range3 of Fund shares owned	Aggregate dollar range3 of shares owned in all overseen Funds	Dollar range3 of deferred compensation2 allocated to Fund	Aggregate dollar range3 of deferred compensation2 allocated to all overseen Funds
James G. Ellis5	N/A	394,750	None	Over $100,000	N/A	N/A
Jennifer Feikin5	N/A	N/A	None	None	N/A	N/A
Pablo R. González Guajardo5	N/A	289,000	None	Over $100,000	N/A	Over $100,000
Leslie Stone Heisz5	N/A	N/A	None	None	N/A	N/A
William D. Jones5	N/A	375,500	None	Over $100,000	N/A	Over $100,000
Richard G. Newman4	33,030	81,800	Over $100,000	Over $100,000	N/A	N/A
Interested Directors6
John S. Armour7	None10	None10	None	None	None10	None10
Paul F. Roye8	None10	None10	None	Over $100,000	None10	None10

1	An independent director/trustee refers to a director/trustee who is not an “interested person” within the meaning of the 1940 Act.
2	Amounts may be deferred by eligible directors/trustees under a non-qualified deferred compensation plan adopted by the Funds. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds American Funds as designated by the directors/trustees. Compensation shown in this table for fiscal 2017 does not include earnings on amounts deferred in previous fiscal years.
3	Ownership disclosure is made using the following ranges: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000 and Over $100,000. The amounts listed for interested directors/trustees include shares owned through the Capital Group Companies, Inc. retirement plan and 401(k) plan.
4	Messrs. Capen, Christie and Newman plan to retire from the Boards of the Funds at the end of 2018. They will remain on the Boards until their retirement (or, if later, until their successors are elected and qualified) but will not stand for election at the Shareholder Meetings.
5	Nominee who was not an independent director/trustee of the Fund at the close of fiscal 2017; therefore, the nominee did not receive any compensation from the Fund during fiscal 2017.
6	An interested director/trustee refers to a director/trustee who is an “interested person” of the fund within the meaning of the 1940 Act on the basis of his or her affiliation with the Fund’s investment adviser or an affiliate.
7	Nominee who is not currently a director/trustee of the Fund.
8	Mr. Roye plans to resign from the Boards of the Funds at the end of 2018 and, accordingly, will not stand for election at the Shareholder Meetings.
9	The dollar range of shares owned on August 13, 2018 was $50,001-$100,000.
10	No compensation is paid by the Fund to any director/trustee who is affiliated with the investment adviser.

Executive officers

Following are the executive officers of each Fund as of the date of this Joint Proxy Statement. Each officer listed was appointed and each will hold office until his or her resignation, removal or retirement, or until a successor is duly elected and qualified.

Name and year of birth	Principal occupation(s) during past five years and positions held with affiliated entities of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chairman	President	Senior Vice President	Treasurer	Secretary
Aaron M. Applebaum 1979	Partner – Capital Fixed Income Investors, Capital Research and Management Company*			PCS (2017)
John S. Armour 1957	President – Private Client Services Division, Capital Bank and Trust Company*		PCS (2013) ETOP (2013)
Victor D. Kohn 1957	President and Director, Capital International, Inc.; Partner – Capital International Investors, Capital Research and Management Company;* Partner – Capital International Investors, Capital Bank and Trust Company*		EMGF (1999)
Mark A. Marinella 1958	Vice President – Capital Fixed Income Investors, Capital Research and Management Company*			PCS (2017)
Gregory F. Niland 1971	Vice President – Investment Operations, Capital Research and Management Company*				PCS (2014) ETOP (2014) EMGF (2016)
John R. Queen 1965	Senior Vice President – Private Client Services Division, Capital Bank and Trust Company*; Partner – Capital Fixed Income Investors, Capital Research and Management Company*			PCS (2009)
William L. Robbins 1968	Partner, Capital International Investors, Capital Research and Management Company*			PCS (2014)

Name and year of birth	Principal occupation(s) during past five years and positions held with affiliated entities of the Fund	Current officer position with fund (first year elected an officer)
		Vice Chairman	President	Senior Vice President	Treasurer	Secretary
Paul F. Roye 1953	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company*; Director, Capital Research and Management Company*	PCS (2009) ETOP (2011) EMGF (2016)
Courtney R. Taylor 1975	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company*					PCS Funds (2009) ETOP (2011) EMGF (2016)
Shaw B. Wagener 1959	Chairman of the Board, Capital Group International, Inc.; Chairman of the Board, Capital International, Inc.*; Director, Capital Group Private Markets, Inc.*; Partner – Capital International Investors, Capital Research and Management Company*			ETOP (2016) EMGF (1993)

*	Company affiliated with the investment adviser or an affiliate.

No officer, director/trustee or employee of each Fund’s respective investment adviser receives any remuneration from the Fund. All of the executive officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Guardian Trust Company, Capital International Inc. or an affiliate serves as investment adviser except John S. Armour, Victor D. Kohn and Mark A. Marinella.

PROPOSAL 2: TO AMEND THE INVESTMENT ADVISORY AND SERVICE AGREEMENT BETWEEN CAPITAL GROUP PRIVATE CLIENT SERVICES FUNDS AND CAPITAL GUARDIAN TRUST COMPANY FOR CAPITAL GROUP GLOBAL EQUITY FUND AND CAPITAL GROUP INTERNATIONAL EQUITY FUND

This proposal sets forth amendments to the PCS IASA with CGTC related to the management fee for Capital Group Global Equity Fund and Capital Group International Equity Fund (collectively, the “CGPCS Global and International Equity Funds”).

Under the current IASA, the CGPCS Global and International Equity Funds each pay CGTC a single, all-inclusive (or “unified”) management fee for providing all services necessary for the management and operation of the CGPCS Global and International Equity Funds, respectively. The unified fee excludes brokerage expenses, taxes, interest, fees and expenses of the CGPCS Global and International Equity Funds’ independent trustees (including expenses of their independent legal counsel) and extraordinary expenses, such as litigation expenses. In order to position the CGPCS Global and International Equity Funds for potential expanded distribution, it is recommended that the existing PCS IASA be amended to modify the fee structure for the CGPCS Global and International Equity Funds. Under the new structure, management fees and other fund expenses will be charged separately. Modifying the fee would allow each portfolio fund to offer additional share classes that provide different levels of compensation for distribution and or shareholder services which are required by certain intermediaries. The current fee structure would not support these payments.

The 1940 Act requires that each Investment Advisory and Service Agreement for a fund and any material amendment thereto be approved by the shareholders of that fund in order for it to become effective. The PCS Board, including a majority of its Independent Trustees, has approved the Amended and Restated Investment Advisory and Service Agreement for the Fund and has recommended its approval by the shareholders of each of the CGPCS Global and International Equity Funds for the reasons discussed below. If shareholders of either Capital Group Global Equity Fund or Capital Group International Equity Fund do not approve the Amended and Restated IASA, CGTC will continue to manage such fund(s) pursuant to the terms of the current IASA.

The Board recommends that you vote in favor of this proposal because the Amended and Restated IASA would allow CGTC to implement a fee structure for each of the CGPCS Global and International Equity Funds that is consistent with that of other funds managed by CGTC and its affiliates, including, in particular, Capital Research and Management Company (CRMC), the investment adviser to the American Funds family of mutual funds. This, in turn, would position Capital Group Global Equity Fund and Capital Group International Equity Fund for possible expanded distribution and growth of fund assets. While there is no assurance that the funds will grow, it is the Board’s expectation that they will do so, allowing investors to benefit from management fee breakpoints and a lower total expense ratio. CGTC (and its successor, CRMC) will cap expenses of the funds at the level of the current unified management fees for a five year period, except for extraordinary expenses, such as litigation costs (although the adviser will consider whether to maintain the expense cap in such instances). Accordingly, investors will be subject to a fee no higher than the unified fee for this period. If growth is not sufficient to lower the fee after the five year period, the adviser will consider whether to keep the expense cap.

In connection with this proposal, the Board has approved a new administrative services agreement by and between PCS and CGTC with respect to administrative services provided to the CGPCS Global and International Equity Funds. Under this agreement, administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to shareholders of the CGPCS Global and International Equity Funds. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to shareholders of the CGPCS Global and International Equity Funds. These services are currently provided by the investment adviser and paid through the unified management fee. The administrative services agreement provides for an administrative services fee of 0.05% of the average daily net assets of the CGPCS Global and International Equity Funds. As noted above, the total expenses paid by each of the CGPCS Global and International Equity Funds will not exceed the current unified management fee for a five year period and will have the potential to decline as fund assets grow.

The Board has also approved amendments to PCS’s transfer agency agreement with American Funds Service Company. Under this agreement, American Funds Service Company, an affiliate of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of Fund shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. Under the amended agreement, transfer agency fees and other related expenses will be charged directly to the applicable portfolio funds, including the CGPCS Global and International Equity Funds. These services are currently provided by the investment adviser and paid through the unified management fee. As noted above, the total expenses paid by each of the CGPCS Global and International Equity Funds will not exceed the current unified management fee for a five year period and will have the potential to decline as fund assets grow.

The date of the existing Investment Advisory and Service Agreement, the date on which the continuation of such agreement was last approved by the Board, the date on which such agreement was approved by shareholders of the Fund, and the contractual investment advisory fees payable to CGTC as investment adviser to the Fund under such agreement are set forth below under Additional Information Regarding the PCS IASA. This section also sets forth aggregate advisory fees and other fees paid to CGTC, the current investment adviser, during the last fiscal year and fees paid to affiliated persons of CGTC by the Fund during the last fiscal year.

We anticipate that the total expenses of the CGPCS Global and International Equity Funds will remain the same. Total fund expenses would have been equivalent to the current total fund expenses of 0.65% and 0.65%, respectively, had the proposed fee structure been in place during the last fiscal year. The investment adviser will place expense caps on the CGPCS Global and International Equity Funds so that shareholders do not bear additional expenses as a result of the change. These caps will remain in place for a five year period. The adviser may elect to extend the expense caps beyond this period.

Capital Group Global Equity Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Current	Proposed
Management fees	0.65%	0.58%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.01	0.09
Total annual fund operating expenses	0.66	0.67
Expense waiver	0.01	0.02
Total annual fund operating expenses after waiver	0.65	0.65

Capital Group International Equity Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)	Current	Proposed
Management fees	0.65%	0.59%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.00	0.08
Total annual fund operating expenses	0.65	0.67
Expense waiver	—	0.02
Total annual fund operating expenses after waiver	0.65	0.65

We anticipate that the changes described in this proposal will become effective on January 1, 2019. However, the investment adviser reserves the right to delay implementation until operationally ready to implement the changes.

The PCS and ETOP Boards have also approved changing the investment adviser of PCS and ETOP, respectively. Accordingly, we anticipate that CGTC’s responsibilities as investment adviser will transition to CRMC, effective in the second or third quarter of 2019. CRMC is an affiliate of CGTC and, when effected, the change will not result in an actual change in control or a change in the management of the Funds. Importantly, when the change in adviser is effected, there will be no changes to the management teams or the investment objectives or strategies of the Funds. This change is designed to position the Funds for expanded distribution in the future. While we anticipate the change will take place in the second or third quarter of 2019, the investment adviser reserves the right to delay implementation until operationally ready.

IF APPLICABLE TO YOU, THE PCS BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

Additional information regarding the PCS IASA

The PCS IASA is dated December 11, 2017 and was approved by written consent of Fund shareholders as of December 17, 2009. The IASA was most recently renewed by the Board, including all of the Independent Trustees, at a Board meeting held on June 4, 2018. See “Board Considerations” below for further information regarding this renewal.

Proposal 2 revises the fee structure in place for Capital Group Global Equity Fund and Capital Group International Equity Fund under the IASA, as described above, and does not modify any other term of the IASA. A form of IASA, as amended by this proposal, is attached to this Joint Proxy Statement as Appendix 1. The following summary is qualified in its entirety by reference to Appendix 1.

The IASA will continue in effect until July 31, 2019, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Fund’s Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (b) the vote of a majority of trustees who are not parties to the IASA or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The IASA provides that the adviser shall not be liable to the Fund or any portfolio or its shareholders for any error of judgment, for any mistake of law, for any loss arising out of any investment, or for any act or omission not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties thereunder. The IASA also provides that it may be terminated, without penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund or any portfolio on 60 days’ written notice to the investment adviser, or by the investment adviser on like notice to the Fund; and that the IASA automatically terminates in the event of its assignment (as defined in the 1940 Act) by the investment adviser.

Under the IASA, CGTC provides general management services to the Fund, including responsibility for the general management and investment of the Fund’s assets, all in accordance with the investment objectives and policies of the Fund’s individual portfolio funds and under the general supervision of the Fund’s Board. CGTC will provide the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Fund and each portfolio, including the daily determination of net asset value per share, and will pay the compensation and travel expenses of all such persons, who will serve without any additional compensation from the Fund or any portfolio. CGTC will also, at its expense, provide the Fund and each of its portfolio funds with necessary office space (which may be in the offices of CGTC); all necessary office equipment and utilities; and general purpose forms, supplies, and postage used at the offices of the Fund and each portfolio. CGTC will maintain all books and records with respect to each portfolio fund’s investment management activities that are required to be maintained pursuant to the 1940 Act, as well as any other applicable legal requirements, and will prepare and submit to the Fund all data on the performance of its duties as investment adviser for required filings with governmental agencies or for the preparation of reports to the Board or the shareholders of each portfolio.

Capital Group Core Municipal Fund, Capital Group Short-Term Municipal Fund, Capital Group California Core Municipal Fund, Capital Group California Short-Term Municipal Fund, Capital Group Core Bond Fund, Capital Group Global Equity Fund

and Capital Group International Equity Fund (i.e., each PCS portfolio fund except Capital Group U.S. Equity Fund) will pay all expenses not assumed by CGTC, including, but not limited to, expenses incurred in connection with the organization of the Fund, its qualification to do business in the State of California, and its registration as an investment company under the 1940 Act; custodian, stock transfer and dividend disbursing fees and expenses; expenses incurred for shareholder servicing, recordkeeping, transactional services, tax and informational returns and fund and shareholder communications; costs of designing and of printing and mailing to its shareholders reports, prospectuses, proxy statements, and notices taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the portfolio fund (including registration and qualification expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Independent Trustees (including counsel fees); association dues; and costs of any share certificates, stationery and forms prepared exclusively for the Fund or such portfolio funds.

For Capital Group U.S. Equity Fund, CGTC will pay (i) all expenses other than interest, taxes, litigation expenses, brokerage commissions, portfolio insurance, extraordinary expenses, compensation, fees and expenses paid to Independent Trustees (including counsel fees), and (ii) expenses incurred in connection with the provision of shareholder services pursuant to the Shareholder Services Agreement with the transfer agent and distribution services under any plan adopted pursuant to Rule 12b-1 under the 1940 Act.

For the fiscal year ended October 31, 2017, CGTC received from the PCS portfolio funds the following management fees. The management fees listed below for the CGPCS Global and International Equity Funds reflect fees earned under the unified management fee structure, which covers, with some exceptions, all services necessary for the management and operation of the funds (including, e.g., transfer agency and custodial expenses).

Capital Group Core Municipal Fund	$1,188,000
Capital Group Short-Term Municipal Fund	464,000
Capital Group California Core Municipal Fund	1,003,000
Capital Group California Short-Term Municipal Fund	337,000
Capital Group Core Bond Fund	1,100,000
Capital Group Global Equity Fund	3,793,000
Capital Group International Equity Fund	10,209,000
Capital Group U.S. Equity Fund	1,174,000
Aggregate management fees paid	$19,268,000

Had the proposed fee structure been in effect for the fiscal year ended October 31, 2017, the management fees received by CGTC for the CGPCS Global and International Equity Funds would have been the same as those listed in the above table as a result of the proposed cap on expenses at 0.65%.

For the fiscal year ended October 31, 2017, the portfolio funds did not pay brokerage commissions or transfer agency fees to any affiliated broker-dealers or affiliated transfer agents, respectively. American Funds Service Company, an affiliate of CGTC, became transfer agent of the Fund effective December 2017.

Fees of funds with similar objectives

The investment adviser does not manage any registered investment company with investment objectives that are similar to those of the CGPCS Global and International Equity Funds. CRMC, an affiliate of the adviser, manages the American Funds family of mutual funds. The table below shows American Funds with investment objectives similar to those of Capital Group Global Equity Fund and Capital Group International Equity Fund and the respective rates of compensation paid to CRMC. CRMC has not waived or reduced its compensation under any contract with the comparable funds noted below.

PCS Portfolio Fund	Comparable American Funds	Assets of comparable American Funds (in millions, as of July 31, 2018)	Management fee (as of most recent prospectus)
Capital Group Global Equity Fund	Capital World Growth and Income Fund	$100,399.6	0.37%
	New Perspective Fund	$84,380.6	0.38%
Capital Group International Equity Fund	EuroPacific Growth Fund	$167,426.4	0.41%
	International Growth and Income Fund	$14,906.3	0.49%

Approval of renewal of Investment Advisory and Service Agreement

On June 4, 2018, the Fund’s Board approved the renewal of the PCS IASA for an additional one-year term through July 31, 2019, following the recommendation of the Fund’s contracts committee, which is composed of all of the Fund’s Independent Trustees. The Board and the Committee determined in the exercise of their business judgment that the advisory fee applicable to each portfolio fund was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the Fund and its shareholders.

In reaching this decision, the Board and the contracts committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each Board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The Board and the committee considered the depth and quality of CGTC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CGTC and the Capital Group organization; the resources and systems CGTC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CGTC’s organizational structure designed to maintain and strengthen these qualities. The Board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CGTC to the Fund and its portfolios under the agreement and other agreements. The Board and the committee concluded that the nature, extent and quality of the services provided by CGTC have benefited and should continue to benefit the Fund and its shareholders.

2. Investment results

The Board and the committee considered the investment results of each portfolio fund in light of its objectives. They compared each portfolio fund’s investment results with those of other relevant funds and data such as relevant market and fund indexes (including the funds that form the basis of the Lipper index for the strategy in which the portfolio fund is included), over various periods through December 31, 2017.

Capital Group Global Equity Fund seeks to provide prudent growth of capital and conservation of principal. The Board and the committee reviewed the fund’s investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Average. They noted that the fund’s investment results exceeded the investment results of the Lipper Average over the lifetime and five-year periods and trailed the MSCI Index over the same periods. They further noted that the fund’s investment results exceeded both benchmarks for the one-year and three-year periods.

Capital Group International Equity Fund seeks to provide prudent growth of capital and conservation of principal. The Board and the committee reviewed the fund’s investment results measured against (i) the MSCI EAFE Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results exceeded the investment results of both benchmarks for the lifetime, five-year, three-year and one-year periods except the MSCI Index for the five-year period.

Capital Group U.S. Equity Fund seeks to provide prudent growth of capital and conservation of principal. The fund’s secondary objective is to provide income. The Board and the committee reviewed the fund’s investment results measured against (i) the Standard & Poor’s 500 Composite Index and (ii) the Lipper Growth and Income Funds Average. They noted that the fund’s investment results exceeded the investment results of the Lipper Average over the lifetime, five-year, three-year and one-year periods. They further noted that the fund’s investment results trailed the S&P 500 Index over the same periods.

Capital Group Core Municipal Fund seeks to provide current income exempt from federal income tax while preserving its shareholders’ investments. The Board and the committee reviewed the fund’s investment results measured against (i) the Bloomberg Barclays Municipal Short-Intermediate 1–10 Years Index and (ii) the Lipper Short Intermediate Municipal Debt Funds Average. They noted that the fund’s investment results were higher than the investment results of the Lipper Average for the lifetime, five-year, three-year and one-year periods. They further noted that the fund’s investment results trailed the Bloomberg Barclays Index over the same periods except for the one-year period.

Capital Group Short-Term Municipal Fund seeks to preserve its shareholders’ investments and secondarily to provide current income exempt from federal income tax. The Board and the committee reviewed the fund’s investment results measured against (i) the Bloomberg Barclays Municipal Short 1–5 Years Index and (ii) the Lipper Short Municipal Debt Funds Average. They noted that the fund’s investment results exceeded the investment results of the Lipper Average over the lifetime, five-year, three-year and one-year periods. They further noted that the fund’s investment results trailed the Bloomberg Barclays Index over the same periods except for the one-year period.

Capital Group California Core Municipal Fund seeks current income exempt from federal and California income taxes while preserving its shareholders’ investments. The Board and the committee reviewed the fund’s investment results measured against (i) the Bloomberg Barclays California Short Intermediate Municipal Index and (ii) the Lipper California Short Intermediate Municipal Debt Funds Average. They noted that the fund’s investment results exceeded both benchmarks for the three-year and one-year periods. They further noted that for the lifetime and five-year periods, the fund’s investment results trailed the Bloomberg Barclays Index but exceeded the Lipper Average.

Capital Group California Short-Term Municipal Fund seeks to preserve its investments and secondarily to provide current income exempt from federal and California income taxes. The Board and the committee reviewed the fund’s investment results measured against (i) the Bloomberg Barclays California Short Municipal Bond Index and (ii) the Lipper Short Municipal Debt Funds Average. They noted that the fund’s investment results exceeded the investment results of the Lipper Average over the lifetime, five-year, three-year and one year periods. They further noted that the fund’s investment results trailed the Bloomberg Barclays Index over the same periods except for the one-year period.

Capital Group Core Bond Fund seeks current income while preserving its shareholders’ investments. The Board and the committee reviewed the fund’s investment results measured against (i) the Bloomberg Barclays Intermediate A+ U.S. Government/Credit Index and (ii) the Lipper Short Intermediate Investment Grade Debt Funds Average. They noted that the fund’s investment results exceeded the Lipper Average for the lifetime and one-year periods but trailed the Lipper Average for the five-year and three-year periods. They further noted that the fund’s investment results exceeded the Bloomberg Barclays Index for the one-year period but trailed the Bloomberg Barclays Index for the three-year, five-year and lifetime periods.

The Board and the committee also considered the challenging environment for fixed income investments during these periods, the impact of fund fees on index comparisons, and the important role of the PCS fixed income portfolio funds in preserving capital for the Fund’s shareholders. The Board and the committee concluded that the portfolio funds’ investment results have been sufficient for renewal of the agreement, and that CGTC’s record in managing the funds indicated that its continued management should benefit the funds and their shareholders.

3. Advisory fees and total expenses

The Board and the contracts committee compared the advisory fees and total expense levels of Capital Group Core Municipal Fund, Capital Group Short-Term Municipal Fund, Capital Group California Core Municipal Fund, Capital Group California Short-Term Municipal Fund and Capital Group Core Bond Fund (each as a percentage of average net assets) to those of other comparable funds. They observed that the advisory fees and expenses of these funds were in line with or below those of most of the comparable funds in their respective Lipper categories.

For Capital Group Global Equity Fund, Capital Group International Equity Fund and Capital Group U.S. Equity Fund (collectively, the “Equity Funds”), the PCS IASA provides that each of the Equity Funds pays CGTC a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Equity Funds, other than brokerage expenses, taxes, interest, fees and expenses of the funds’ independent trustees (including expenses of their independent legal counsel) and extraordinary expenses, such as litigation expenses. Under the unified management fee structure, CGTC is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping and shareholder services for the Equity Funds, or arranging for and supervising third parties that provide such services. The Board believes the unified management fee structure benefits shareholders of the Equity Funds because, as the unified fee for an Equity Fund cannot be increased without a vote of its shareholders, the structure shifts to CGTC the risk of future increases in the Equity Funds’ operating costs and provides a direct incentive to minimize administrative inefficiencies. In addition, the structure allows shareholders to more easily compare the total expenses of the Equity Funds with the total expenses of other mutual funds.

In reviewing the unified management fee for the Equity Funds, the Board and the committee compared the unified management fees of the Equity Funds to the total expense ratios and the advisory fees of other comparable funds. They observed that the total expenses of the Equity Funds remain below those of the medians of the comparable funds included in their respective Lipper categories. They noted that the Equity Funds’ unified management fees were higher than the non-unified management fees of certain comparable funds included in their respective Lipper categories, but also considered the estimated portion of the unified fee that was retained by CGTC after payment of certain administrative services fees and noted that CGTC bears the risk of future increases in the funds’ non advisory operating expenses.

The Board and the committee noted that, although the fees paid by CGTC clients with separately managed accounts generally were lower than those paid by the PCS portfolio funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising the funds and separately managed accounts. They also recognized that the fees for certain separately managed accounts could be lower than those of the funds due to the sizes of the accounts and the clients’ overall relationships with CGTC. The Board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that the funds’ shareholders receive reasonable value in return for the advisory fees and other amounts paid to CGTC by the funds.

4. Ancillary benefits

The Board and the contracts committee considered a variety of other benefits that CGTC and its affiliates receive as a result of CGTC’s relationship with the Fund, including fees for administrative services paid to Capital Group Private Client Services, a division of Capital Bank and Trust Company, and possible ancillary benefits to CGTC and its affiliates in managing other investment vehicles and accounts. The Board and the committee reviewed CGTC’s portfolio trading practices, noting the potential benefits CGTC receives from the research obtained with commissions from portfolio transactions made on behalf of the Fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees paid to CGTC by the funds.

5. Adviser financial information

The Board and the committee reviewed information regarding CGTC’s costs of providing services to the Fund, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CGTC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CGTC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The Board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of Capital Group’s long-term profitability for maintaining CGTC’s independence, company culture and management continuity. They further considered CGTC’s reimbursement of portfolio fund expenses through voluntary fee caps. The Board and the committee concluded that each portfolio fund’s fee structure reflected a reasonable sharing of benefits between CGTC and Fund shareholders.

On August 27, 2018, the Board approved the amended IASA, subject to shareholder approval. The Board took into account the same information it considered when it approved the current IASA on June 4, 2018, as described above. The Board noted that the materials provided to it remain reflective of the adviser’s services, there was no material reduction in any services provided to PCS and no reduction in services is contemplated by the amended IASA.

In addition, the Board reviewed current information comparing the proposed advisory fees and total expense levels (each as a percentage of average net assets) of Capital Group Global Equity Fund and Capital Group International Equity Fund to those of other comparable funds. The Board observed that the proposed advisory fees and expenses of the CGPCS Global and International Equity Funds were below those of most of the comparable funds in their respective Lipper categories. The

Board also considered current investment results of the CGPCS Global and International Equity Funds and updated information on the profitability of Capital Group. The Board also considered the adviser’s proposal to cap fund expenses of the CGPCS Global and International Equity Funds at their current levels for a five-year period, the potential for the proposal to facilitate expanded distribution of the funds, which can, in turn, reduce fees through economies of scale, and updated information on brokerage research costs. In reviewing the modified fee structure, the Board considered the benefits of the unified fee structure described above as compared to the proposed fee structure. The Board concluded that the modified fee structure would benefit shareholders by positioning the CGPCS Global and International Equity Funds for growth opportunities, which would, in turn, help reduce fund expenses.

PART II

ADDITIONAL INFORMATION ABOUT THE FUNDS

THE INVESTMENT ADVISERS. CGTC serves as investment adviser to PCS (and each of its portfolio funds) and ETOP. CGTC manages the investment portfolios and business affairs of each Fund (and, in the case of PCS, each of its portfolio funds) pursuant to an Investment Advisory and Service Agreement. CGTC is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071.

Capital International, Inc. (CIInc.) serves as investment adviser to EMGF and manages the investment portfolio and business affairs of the Fund pursuant to an Investment Advisory and Service Agreement. CIInc. is located at 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, 333 South Hope Street, Los Angeles, California 90071, and 6455 Irvine Center Drive, Irvine, California 92618.

THE UNDERWRITER. American Funds Distributors, Inc., an affiliate of CGTC and CIInc., is the principal underwriter of each Fund’s shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 12811 North Meridian Street, Indianapolis, Indiana 46032.

THE TRANSFER AGENT. American Funds Service Company, an affiliate of CGTC and CIInc., maintains the records of shareholder accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions for each Fund. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, California 92618. In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company, or its affiliates, and the third parties receive compensation in accordance with the terms of such agreements.

THE CUSTODIAN. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is the custodian for the cash and securities of the PCS. JP Morgan Chase Bank N.A., 270 Park Avenue, New York, New York 10017, is the custodian for the cash and securities of ETOP and EMGF.

OTHER MATTERS. Each Fund’s last audited financial statements and most recent annual and semi-annual reports are available free of charge. Copies of these documents can be obtained by writing to the secretary of the Fund at 333 South Hope Street, Los Angeles, California 90071 or by calling toll-free at (800) 421-4996 for PCS, (800) 421-4225 ext. 90 for ETOP or (800) 421-4989 for EMGF.

SHAREHOLDERS SHARING THE SAME ADDRESS. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Funds have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call us at (800) 421-4996 for PCS, (800) 421-4225 ext. 90 for ETOP or (800) 421-4989 for EMGF or write to the secretary of the Fund at 333 South Hope Street, Los Angeles, California 90071 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual or semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual or semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

PRINCIPAL SHAREHOLDERS. The outstanding shares and classes of each Fund as of June 30, 2018 were as set forth in Appendix 2.

Each Fund’s shareholders who are known by the Fund to have been the beneficial owners of more than 5% of any class of the Fund’s shares are set forth in Appendix 3.

As of June 30, 2018, the officers and Board members of each Fund, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of such Fund.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Each Fund’s Audit Committee acts as the liaison between the full Board and the Fund’s independent registered public accounting firm (“auditors”). The Audit Committee of each Fund is responsible for the appointment, compensation and retention of the Fund’s auditors, including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal accounting. Each Fund has an audit committee composed of all of the Board’s Independent Directors.

SELECTION OF AUDITORS. The Audit Committee and the Board of each Fund have selected PricewaterhouseCoopers LLP (“PwC”) as auditors of each Fund for the current fiscal year. Prior to the current fiscal year, Deloitte & Touche LLP (“D&T”) was the auditor for PCS and ETOP. The Funds do not expect representatives of D&T or PwC to be present at the Shareholder Meetings; however, representative of D&T and/or PwC will have the opportunity to make a statement if they wish and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid by each Fund to its principal accountant for professional services rendered for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements for the Fund’s last two fiscal years are set forth in Appendix 5.

AUDIT-RELATED FEES. The aggregate fees paid by each Fund to its principal accountant for assurance and other services rendered that are reasonably related to the performance of the audit or review of the Fund’s financial statements for the Fund’s last two fiscal years and not reported under “Audit Fees” above are set forth in Appendix 5.

TAX FEES. The aggregate fees paid by each Fund to its principal accountant for tax compliance, tax advice or tax planning services (“tax services”) rendered by D&T or PwC to a Fund for that Fund’s last two fiscal years are set forth in Appendix 5. The tax services for which these fees were paid related to the preparation of the Fund’s tax returns.

ALL OTHER FEES. The Funds did not pay any fees for products or services provided to the Funds by D&T or PwC, as principal accountant to the Funds, as applicable, other than those reported above, for each Fund’s last two fiscal years.

AGGREGATE NON-AUDIT FEES. The aggregate fees paid by each Fund to its principal accountant for non-audit services provided to such Fund, to such Fund’s investment adviser and to any entity controlling, controlled by, or under common control with such Fund’s investment adviser that provide ongoing services to the Fund for each Fund’s last two fiscal years are set forth in Appendix 4. The Audit Committee of each Fund has determined that the provision of such non-audit services, including tax-related services, to such Fund’s investment adviser and to any entities controlling, controlled by, or under common control with such Fund’s investment adviser that provide ongoing services to the Fund is compatible with maintaining the principal accountant’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of each Fund has adopted pre-approval policies and procedures that require all audit, audit-related, tax and other services provided by D&T and/or PwC be pre-approved by the Audit Committee. The Audit Committee of each Fund has further delegated the authority to review and pre-approve such fees for services not to exceed an aggregate amount of $5,000 to the Audit Committee Chair, provided the Audit Committee Chair reports such matters to the full Audit Committee at its next meeting.

FURTHER INFORMATION ABOUT VOTING AND THE MEETINGS

SOLICITATION OF PROXIES. Your vote is being solicited by, and on behalf of, the Trustees/Directors of each Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds. The Funds reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds have engaged Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders. We estimate the total costs associated with obtaining shareholder approval of the proposals, including printing and mailing of this Joint Proxy Statement and solicitation of shareholders’ votes, will total, across all Funds, less than $30,000. The Funds expect that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If your Fund does not receive your proxy by a certain time you may receive a telephone call from Computershare asking you to vote. In any case, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable state telemarketing laws. The Fund does not reimburse Trustees/Directors and officers of the Fund, or regular employees and agents of the investment adviser involved in the solicitation of proxies. The Funds intend to pay all costs associated with the solicitation and the Shareholder Meetings. Such costs will be allocated among the Funds.

VOTING BY BROKER-DEALERS. The Funds expect that, before the Shareholder Meetings, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation material, the Funds understand that broker-dealers may vote on the proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM. For Proposal 1, holders of one-third of the outstanding shares of a Fund, present in person or represented by proxy, constitute a quorum at the applicable Shareholder Meeting for purposes of acting upon the proposal with respect to that Fund. For Proposal 2, shareholders of one-third of the outstanding shares of each of the Capital Group Global Equity Fund and the Capital Group International Equity Fund, present in person or represented by proxy, constitute a quorum at the applicable Shareholder Meeting for purposes of acting upon the proposal with respect to that fund. Proxies returned with respect to shares over which broker-dealers have discretionary voting power, shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxy instructions reflect an abstention will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

METHOD OF TABULATION. Approval of Proposal 1 as to each of PCS and ETOP requires the affirmative vote of a plurality of the votes cast in person or by proxy at the applicable Shareholder Meeting. It is expected that, as to each of these Funds, Proposal 1 will be approved and each nominee to the respective Board will be elected. Under a plurality voting standard, the nominee receiving the greatest number of affirmative votes will be elected for the board seat for which he or she has been nominated, regardless of whether the nominee receives a majority of the votes cast. In other words, a majority of a Fund’s shareholders could withhold approval of a nominee’s election, but, so long as a quorum is present, the nominee could be elected with a single “FOR” vote so long as no other person receives any “FOR “votes. Because a single nominee has been nominated for each available Board seat and because each nominee is running unopposed, provided a quorum is present, each nominee for each of PCS and ETOP is expected to be elected.

For EMGF, approval of Proposal 1 requires the affirmative vote of a majority of the votes cast in person or by proxy at the Shareholder Meeting of the Fund.

Approval of Proposal 2 as to each of Capital Group Global Equity Fund and Capital Group International Equity Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present or represented by proxy at the Shareholder Meeting if the holders of more than 50% of the outstanding voting securities of the fund are present in person or represented by proxy at the Shareholder Meeting or (b) more than 50% of the outstanding voting securities of the fund. Shareholders of each of Capital Group Global Equity Fund and Capital Group International Equity Fund will vote separately on Proposal 2. The successful passage of Proposal 2 as to Capital Group Global Equity Fund is not conditioned on the approval of the proposal by the shareholders of Capital Group International Equity Fund and vice versa.

Abstentions and broker non-votes will be treated as votes present at the Shareholder Meetings, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, but will have the effect of a vote “AGAINST” Proposal 2. Proxy cards that are signed and dated, but not completed, will be voted “FOR” both proposals.

ADJOURNMENT. With respect to any Fund, whether or not a quorum is present, the Shareholder Meeting may be adjourned by a majority of the votes properly cast upon the question of adjourning the Shareholder Meeting to another date and time. For each Fund (other than EMGF), the Shareholder Meeting may also be adjourned to another date and time by, or upon the authority of, the Chairman of the Board or the Trustees of the Fund. Such authority to adjourn the Shareholder Meeting may be exercised if a quorum is not present at the Shareholder Meeting, or, if a quorum is present but sufficient votes have not been received to approve a proposal or for any other reason consistent with applicable laws and the Fund’s charter, by laws or other governing documents, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such Shareholder Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Shareholder Meeting to the extent permitted by federal proxy rules, including proposals for which management of the Fund did not have timely notice.

SHAREHOLDER PROPOSALS. The Funds are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for its next meeting of shareholders should send a written proposal to the Fund’s office at 333 South Hope Street, Los Angeles, California 90071, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again – via the Internet, with your proxy card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the Fund’s secretary at 333 South Hope Street, Los Angeles, California 90071 or by voting in person at the Shareholder Meeting. You may revoke your proxy at any time up until voting results are announced at the Shareholder Meeting.

OTHER BUSINESS. No business other than the matter described above is expected to come before the Shareholder Meetings, but should any other matter requiring a vote of any Fund’s shareholders arise, including any questions as to an adjournment or postponement of a Shareholder Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Boards,

Courtney R. Taylor
Secretary

September 14, 2018

EXHIBIT A

CAPITAL GROUP PRIVATE CLIENT SERVICES FUNDS (CGPCS Funds)

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND (CGETOP)

EMERGING MARKETS GROWTH FUND, INC. (EMGF)

(the “Corporation/Trust”)

NOMINATING COMMITTEE CHARTER

(as approved and adopted by the CGPCS Funds’/CGETOP’s Board of Trustees on December 5, 2014, and EMGF’s Board of Directors on December 9, 2016)

I.	COMMITTEE ORGANIZATION

The Nominating Committee (the “Committee”), a committee established by the Board of Directors/Trustees (the “Board”) of the Corporation/Trust, will be comprised solely of members of the Board who are not considered “interested persons” of the Corporation/Trust under the Investment Company Act of 1940, as amended (the “Act”), and who are otherwise independent. To be considered independent a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Corporation/Trust, or be a former officer or director of Capital International, Inc. (“CIInc”), Capital Guardian Trust Company (“CGTC”), or any of its affiliates.

The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the Committee members may designate a Chair by majority vote of all members. The Committee will be composed of at least three independent board members. The Corporation’s/Trust’s Secretary will serve as Secretary of the Committee.

The Committee will meet with the frequency, and at the times, determined by the Committee Chair or a majority of Committee members. Under normal circumstances, the Committee is expected to meet at least annually. The Chair will cause notice of each meeting, together with the agenda and any related material, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members promptly. The Committee may ask independent legal counsel, representatives of CGTC, CIInc or others to attend Committee meetings and provide pertinent information as necessary or desirable. The Committee may also meet in executive session.

DUTIES AND RESPONSIBILITIES

The Committee will:

(a)	Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent board member skills and characteristics. In doing so, the Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Where feasible and appropriate, the Committee will seek to enhance the diversity of Board membership. The Committee will also consider Board member succession issues.

(b)	Identify and screen independent board member candidates for appointment to the Board, and submit final recommendations to the full Board for approval.1 The Committee will, in identifying and screening candidates, consider any policies and objectives it has previously formulated concerning independent director skills and characteristics.

(c)	Review independent board member compensation at least every two years, and expense-reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board.2

(d)	Review material, including information drawn from independent board member questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest.

(e)	Make recommendations to the full Board concerning the appointment of the Chairman of the Board (interested or non-interested), Vice Chairman and Lead Independent Trustee.

(f)	Make recommendations to the full Board concerning the appointment of independent board members to the Board’s committees. The Committee may make recommendations to the full Board concerning

1	Committee members are encouraged to be alert to potential candidates on an ongoing basis, so that a pool of prospects is available for consideration when needs arise. As part of the identification and screening process, the Committee may consider candidates CGTC or CIInc suggests, and may involve CGTC or CIInc representatives in screening candidates. However, the decision to approve candidates for submission to the Board will be made exclusively by the Committee.

2	Board member compensation recommendations may take into account the size of the Corporation/Trust, the demands placed on the independent board members, the practices of other mutual fund groups, the need to attract and retain qualified independent board members, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.1

(g)	Periodically consider the responsibilities of Board committees, the continuing need for each committee, the possible need for additional committees, and the desirability of combining or reorganizing committees, and make recommendations to the full Board with respect to such matters.

(h)	Participate in discussions regarding the annual assessment of the Board’s performance and review, discuss and make recommendations to the Board relating to those issues arising from such assessment.

(i)	Consider governance related matters and recommend to the Board any actions related to such matters as the Committee may deem necessary or advisable from time to time.

II.	AUTHORITY AND RESOURCES

The Committee will have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent board members.

Independent legal counsel to the independent board members will serve as independent legal counsel to the Committee.

III.	POLICIES AND PROCEDURES

The Committee’s policies and procedures may change from time to time to reflect new or evolving business conditions or nominating committee practices. In meeting its responsibilities, the Committee is expected to:

(a)	Provide oversight regarding the orientation of new independent board members.2 The Committee Chair will designate an experienced independent board member to assist, and be available to, each new independent board member during his or her first year of service on the Board.

1	Recommendations in this area will be made after consideration of all relevant factors, including the desires and capacities of individual board members, and their roles on the boards and board committees of other funds managed by CGTC or CIInc. Formal term limits for committee members or Chairs are not necessary, but the Committee will periodically consider their terms of service and the possible desirability of changes.

2	It is expected that orientation material will be provided to each new board member and one or more orientation sessions arranged. These sessions should be geared towards providing a working knowledge of the duties and obligations of mutual fund board members and their role in overseeing mutual fund investments and operations. Orientation sessions may be facilitated by or include members of the Committee, representatives of CGTC or CIInc and/or independent legal counsel, as appropriate. New independent board members are encouraged to participate in other educational opportunities, including those provided by the Investment Company Institute.

(b)	Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and of its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee may also consider, as appropriate, Board member attendance.

(c)	Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

APPENDIX 1

CAPITAL GROUP PRIVATE CLIENT SERVICES FUNDS

AMENDED AND RESTATED

INVESTMENT ADVISORY AND SERVICE AGREEMENT

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AND SERVICE AGREEMENT, dated and effective as of the [Date], is made and entered into by and between CAPITAL GROUP PRIVATE CLIENT SERVICES FUNDS, a Delaware statutory trust (the “Trust”), on behalf of the portfolios listed on Exhibit A hereto (each a “Fund,” and collectively, the “Funds”) and CAPITAL GUARDIAN TRUST COMPANY, a California corporation (the “Investment Adviser”).

W I T N E S S E T H

The Trust is an open-end diversified investment company of the management type and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds has been designated as a series of the Trust. The Investment Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of providing investment advisory and related services to the Trust and other investment companies.

NOW, THEREFORE, in consideration of the premises and the mutual undertaking of the parties, it is covenanted and agreed as follows:

1. The Trust hereby employs the Investment Adviser to provide investment advisory and administrative services to the Trust with respect to the Funds. The Investment Adviser hereby accepts such employment and agrees to render the services to the extent herein set forth, for the compensation herein provided. The Investment Adviser shall, for all purposes herein, be deemed an independent contractor and not an agent of the Trust.

2. (a) The Investment Adviser shall provide general management services to the Trust, including overall supervisory responsibility for the general management and investment of each Fund’s assets, giving due consideration to the policies of each Fund as expressed in the Trust’s agreement and declaration of trust, by-laws, registration statement under the 1940 Act and registration statement under the Securities Act of 1933, as amended (the “1933 Act”), as well as to the factors affecting each Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended.

(b) The Investment Adviser may delegate its investment management responsibilities under paragraph 2(a), or a portion thereof, to one or more entities that are direct or indirect subsidiaries of the Investment Adviser or at least majority owned subsidiaries of The Capital Group Companies, Inc. and registered as investment advisers under the Investment Adviser’s Act of 1940 (each a “Subsidiary”), pursuant to an agreement between the Investment Adviser and the Subsidiary (the

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“Subsidiary Agreement”). The Subsidiary Agreement with any Subsidiary to which the Investment Adviser proposes to delegate its investment management responsibilities must be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not parties to this Agreement nor interested persons of any such party (“Independent Trustees”). Any delegation of duties pursuant to this paragraph shall comply with all applicable provisions of Section 15 of the 1940 Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission (“SEC”), or similar relief.

(c) The Investment Adviser shall, subject to review and approval of the Board of Trustees of the Trust: (i) set each Fund’s overall investment strategies; (ii) evaluate, select and recommend Subsidiaries to manage all or a part of each Fund’s assets; (iii) when appropriate, allocate and reallocate each Fund’s assets among multiple Subsidiaries; (iv) monitor and evaluate the performance of Subsidiaries; and (v) implement procedures reasonably designed to ensure that the Subsidiaries comply with the federal securities laws and each Fund’s investment objective, policies and restrictions. The Investment Adviser shall be solely responsible for paying the fees of any Subsidiary.

(d) Any Subsidiary Agreement may provide that the Subsidiary, subject to the control and supervision of the Trust’s Board of Trustees and the Investment Adviser, shall have full investment discretion for each Fund and shall make all determinations with respect to (i) the investment of each Fund’s assets assigned to the Subsidiary; (ii) the purchase and sale of portfolio securities with those assets, and (iii) any steps that may be necessary to implement an investment decision. The Investment Adviser shall periodically evaluate the continued advisability of retaining any Subsidiary and will make recommendations to the Trust’s Board of Trustees as needed.

(e) The Investment Adviser shall furnish the services of persons to perform the executive, administrative, clerical, and bookkeeping functions of the Trust and each Fund, including the daily determination of net asset value per share. The Investment Adviser shall pay the compensation and travel expenses of all such persons, and they shall serve without any additional compensation from the Trust or any Fund. The Investment Adviser shall also, at its expense, provide the Trust and each Fund with necessary office space (which may be in the offices of the Investment Adviser); all necessary office equipment and utilities; and general purpose forms, supplies, and postage used at the offices of the Trust and each Fund. The Investment Adviser may delegate the provision of any such services to a third party approved by the Trust’s Board of Trustees.

(f) The Investment Adviser shall maintain all books and records with respect to each Fund’s investment management activities that are required to be maintained pursuant to the 1940 Act and the rules thereunder, as well as any other applicable legal requirements. The Investment Adviser may delegate its responsibilities under this paragraph to a third party approved by the Trust’s Board of Trustees. The Investment Adviser acknowledges and agrees that all such records are the property of the Trust, and it shall maintain and preserve such records in accordance with applicable law and provide such records promptly to the Trust upon request.

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(g) The Investment Adviser shall prepare and submit to the Trust all data on the performance of its duties as investment adviser for required filings with governmental agencies or for the preparation of reports to the Board of Trustees or the shareholders of each Fund.

(h) The Investment Adviser shall furnish from time to time such other appropriate information as may be reasonably requested by any Fund.

3. (a) Capital Group Core Municipal Fund, Capital Group Short-Term Municipal Fund, Capital Group California Core Municipal Fund, Capital Group California Short-Term Municipal Fund, Capital Group Core Bond Fund, Capital Group Global Equity Fund and Capital Group International Equity Fund shall pay all expenses not assumed by the Investment Adviser as provided herein. Such expenses paid by such funds shall include, but shall not be limited to, expenses incurred in connection with the organization of the Trust, its qualification to do business in the State of California, and its registration as an investment company under the 1940 Act; custodian, stock transfer and dividend disbursing fees and expenses; expenses incurred for shareholder servicing, recordkeeping, transactional services, tax and informational returns and fund and shareholder communications; costs of designing and of printing and mailing to its shareholders reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the Fund (including registration and qualification expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Independent Trustees (including counsel fees); association dues; and costs of any share certificates, stationery and forms prepared exclusively for the Trust or such funds.

(b) For Capital Group U.S. Equity Fund the Investment Adviser shall pay (i) all expenses other than interest, taxes, litigation expenses, brokerage commissions, portfolio insurance, extraordinary expenses, compensation, fees and expenses paid to Independent Trustees (including counsel fees), and (ii) expenses incurred in connection with the provision of shareholder services pursuant to the Shareholder Services Agreement with the fund’s transfer agent and distribution services under any plan adopted pursuant to Rule 12b-1 under the 1940 Act.

4. (a) The Trust shall pay to the Investment Adviser on or before the tenth (10th) day of each month, as compensation for the services rendered by the Investment Adviser during the preceding month, fees calculated at the following annual rates:

Capital Group Core Municipal Fund: 0.25% of all net assets;

Capital Group Short-Term Municipal Fund: 0.25% of all net assets;

Capital Group California Core Municipal Fund: 0.25% of all net assets;

Capital Group California Short-Term Municipal Fund: 0.25% of all net assets;

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Capital Group Core Bond Fund: 0.25% of all net assets;

Capital Group Global Equity Fund: 0.600% on the first $500 million of net assets, plus 0.500% on net assets above $500 million;

Capital Group International Equity Fund: 0.690% on the first $500 million of net assets, plus 0.590% on net assets from $500 million to $1 billion, plus 0.530% on net assets from $1 billion to $1.5 billion, plus 0.500% on net assets above $1.5 billion; and

Capital Group U.S. Equity Fund: 0.425% of all net assets.

(b) Such fees shall be accrued daily and the daily rate shall be computed based on the actual number of days per year. For the purposes hereof, the net assets of the Funds shall be determined in the manner set forth in the agreement and declaration of trust and registration statement of the Trust. The fees with respect to each Fund shall be payable for the period commencing on the date on which operations of the Fund begin and ending on the date of termination of this Agreement with respect to such Fund and shall be prorated for any fraction of a month at the beginning or the termination of such period.

(c) The Board of Trustees may impose fees for various account services, proceeds of which may be remitted to the appropriate Fund, the Investment Adviser or an affiliate of the Investment Adviser at the discretion of the Board of Trustees. At least 60 days’ prior written notice of the intent to impose such fee must be given to shareholders of the affected Fund.

5. This Agreement may be terminated with respect to the Trust or any Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Investment Adviser, or by the Investment Adviser on like notice to the Fund. Unless sooner terminated in accordance with this provision, this Agreement shall continue until July 31, 2019. It may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved with respect to each Fund at least annually by the Board of Trustees of the Trust, or by vote of a majority (within the meaning of the 1940 Act) of the outstanding voting securities of the Fund. In either event, any such renewal must be approved by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

6. This Agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the 1940 Act) by the Investment Adviser shall automatically be terminated forthwith.

7. Nothing contained in this Agreement shall be construed to prohibit the Investment Adviser from performing investment advisory, management, or distribution services for other investment companies and other persons or companies, nor to prohibit affiliates of the Investment Adviser from engaging in such businesses or in other related or unrelated businesses.

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8. The Investment Adviser shall not be liable to the Trust or any Fund or its shareholders for any error of judgment, for any mistake of law, for any loss arising out of any investment, or for any act or omission not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder.

9. The obligations of the Trust under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust individually, but bind only the Trust’s estate. The Investment Adviser agrees to look solely to the assets of the Trust for the satisfaction of any liability in respect of the Trust under this Agreement and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such satisfaction.

10. The Trust acknowledges and agrees that the names “American Funds”, “Capital Group Private Client Services” and “Capital,” or any derivatives thereof or logo associated with those names, are the valuable property of the Investment Adviser and its affiliates, and that the Trust shall have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logos).

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their duly authorized officers.

CAPITAL GUARDIAN TRUST	CAPITAL GROUP PRIVATE CLIENT
COMPANY	SERVICES FUNDS

By:	By:
[Name]	[Name]
Secretary	Secretary

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EXHIBIT A

Capital Group Core Municipal Fund

Capital Group Short-Term Municipal Fund

Capital Group California Core Municipal Fund

Capital Group California Short-Term Municipal Fund

Capital Group Core Bond Fund

Capital Group Global Equity Fund

Capital Group International Equity Fund

Capital Group U.S. Equity Fund

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APPENDIX 2

Total Shares Outstanding

(as of June 30, 2018)

Fund	Capitalization
Capital Group Private Client Services Funds (Aggregate)	323,912,796
Capital Group Core Municipal Fund	46,564,716
Capital Group Short-Term Municipal Fund	13,710,991
Capital Group California Core Municipal Fund	39,364,076
Capital Group California Short-Term Municipal Fund	11,263,798
Capital Group Core Bond Fund	45,537,328
Capital Group Global Equity Fund	37,834,354
Capital Group International Equity Fund	119,622,204
Capital Group U.S. Equity Fund	10,015,329
Capital Group Emerging Markets Total Opportunities Fund	17,551,733
Emerging Markets Growth Fund, Inc.	316,697,840

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APPENDIX 3

Principal Beneficial Holders

(as of June 30, 2018)

		CGETOP		EMGF
NAME AND ADDRESS	CLASS	SHARES HELD	AS % OF SHARES OUTSTANDING	SHARES HELD	AS % OF SHARES OUTSTANDING
CAPITAL RESEARCH & MGMT CO ACCOUNT	F-2	847	100.00	—	—
IRVINE CA	R-6	—	—	1,278	100.00
STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY INVESTMENT ACCOUNTING D 3 LUDY BLOOMINGTON IL	M	—	—	95,268,013	30.16

Note: No shareholders of PCS are known by the Fund to have been beneficial owners of more than 5% of any class of the Fund’s shares as of June 30, 2018.

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APPENDIX 4

Independent Auditors and Related Fees

			Audit Fees		Audit-Related		Tax		Aggregate Non-Audit
Fund	FYE	Audit Firm	2017	2016	2017	2016	2017	2016	2017	2016
PCS	Oct 31	D&T	$267,000	$260,000	None	None	$65,000	$58,000	$118,000	$209,000
ETOP	Oct 31	D&T	105,000	59,000	None	None	5,000	12,000	58,000	163,000

			Audit Fees		Audit-Related		Tax		Aggregate Non-Audit
Fund	FYE	Audit Firm	2018	2017	2018	2017	2018	2017	2018	2017
EMGF	Jun 30	PwC	$150,000	$146,000	None	None	$23,000	$14,000	$23,000	$14,000

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[recycled bug] [soy ink] [compostable]

MFGEPX-006-1018

Litho in USA CRMC/DFS/9964-S69094

PROXY CARD

CAPITAL GROUP PRIVATE SERVICES FUNDSSM

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUNDSM

EMERGING MARKETS GROWTH FUND, INC.SM

FOR THE SPECIAL MEETING(S) OF SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby acknowledges receipt of the Notice of Special Meetings of Shareholders and the accompanying Joint Proxy Statement. The undersigned, revoking all previous proxies, hereby appoints Paul F. Roye and Erik A. Vayntrub, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent and vote on behalf of the undersigned at the Special Shareholder Meeting of each Fund listed below to be held at the office of Capital Group, 333 South Hope Street, Los Angeles, CA 90071 on Wednesday, November 28, 2018 at 9:00 a.m. Pacific time, and any adjournments or postponements thereof on all matters coming before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder or, if no direction is indicated, “FOR” each director/trustee nominee in Proposal 1, and “FOR” Proposal 2, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Special Meeting(s) of Shareholders.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIAL

for the Special Meeting(s) of Shareholders on November 28, 2018.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/afs-30094

VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

AFS_30094_083118

FUNDS	FUNDS	FUNDS
Fundname1	Fundname2	Fundname3
Fundname4	Fundname5	Fundname6
Fundname7	Fundname8	Fundname9
Fundname10

PLEASE REVIEW THE OTHER SIDE OF THIS CARD FOR YOUR PROPOSALS.

THANK YOU FOR PARTICIPATING, YOUR VOTE IS IMPORTANT!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH BOARD MEMBER NOMINEE AND “FOR” PROPOSAL 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A A   Proposals

1. To Elect Board Members: To withhold authority to vote for any individual nominee(s) mark the box “For All Except” and write the nominee number on the line provided.

01. John S. Armour	02. Joseph C. Berenato	03. Vanessa C. L. Chang	04. James G. Ellis
05. Jennifer Feikin	06. Pablo R. González Guajardo	07. Leslie Stone Heisz	08. William D. Jones

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐
03 Fundname3	☐	☐	☐	04 Fundname4	☐	☐	☐
05 Fundname5	☐	☐	☐	06 Fundname6	☐	☐	☐
07 Fundname7	☐	☐	☐	08 Fundname8	☐	☐	☐
09 Fundname9	☐	☐	☐	10 Fundname10	☐	☐	☐

2. To approve an amendment to the Investment Advisory and Service Agreement between Capital Group Private Client Services Funds and Capital Guardian Trust Company.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fundname1	☐	☐	☐	02 Fundname2	☐	☐	☐

B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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xxxxxxxxxxxxxx AFS 30094 M xxxxxxxx	+